                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                   Montgomery Street Income Securities, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

              PRELIMINARY PROXY MATERIALS DATED: OCTOBER 13, 1998

                                                                October   , 1998

                   MONTGOMERY STREET INCOME SECURITIES, INC.

                                 IMPORTANT NEWS

           FOR MONTGOMERY STREET INCOME SECURITIES, INC. STOCKHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a stockholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's stockholders to approve a new management and investment advisory agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new management and investment advisory agreement and certain other matters. THE BOARD OF YOUR FUND, NONE OF WHOSE MEMBERS IS AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT.

Q:  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund stockholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new management and investment advisory agreement, subject to receipt of stockholder approval within 150 days. Accordingly, we are seeking stockholder approval of the new management and investment advisory agreement with your Fund.

Q:  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A: We do not expect the transaction to affect you as a Fund stockholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new management and investment advisory agreement is substantially identical to the former management and investment advisory agreement, except for the dates of execution and termination. If stockholders do not approve the new management and investment advisory agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its stockholders.

Q:  WILL THE MANAGEMENT AND INVESTMENT ADVISORY FEES INCREASE?

A: No, the management and investment advisory fee rates paid by your Fund will remain the same.

Q:  HOW DOES THE BOARD OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of your Fund, none of whose members is affiliated with the Fund, Scudder Kemper or Zurich, recommends that you vote FOR the Proposal on the enclosed proxy card(s).

Q:  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:  No, Zurich or its affiliates will bear these costs.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.

                   MONTGOMERY STREET INCOME SECURITIES, INC.

                       101 California Street, Suite 4100
                        San Francisco, California 94111

                                                                October   , 1998

Dear Stockholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the stockholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund stockholder. Your Fund shares will not change, the management and investment advisory fee rates and expenses paid by your Fund will not increase and the investment objectives of your Fund will remain the same.

     AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

     Because all of the funds for which Scudder Kemper acts as investment manager are holding stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ John T. Packard                                       /s/ James C. Van Horne
John T. Packard                                               James C. Van Horne
President                                                  Chairman of the Board

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                   MONTGOMERY STREET INCOME SECURITIES, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     Please take notice that a Special Meeting of Stockholders (the "Special Meeting") of Montgomery Street Income Securities, Inc. (the "Fund") will be held at the offices of Scudder Kemper Investments, Inc., 101 California Street, Suite 4100, San Francisco, California 94111, on December 11, 1998 at 9:00 a.m., Pacific time, for the following purposes:

        PROPOSAL:    To approve a new management and investment advisory
                     agreement for the Fund with Scudder Kemper Investments, Inc.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of the Fund at the close of business on October 19, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against such adjournment those proxies to be voted against the Proposal.

                                             By Order of the Board of Directors,

                                                         /s/ Thomas F. McDonough
                                                             Thomas F. McDonough
                                                                       Secretary

October   , 1998

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                   MONTGOMERY STREET INCOME SECURITIES, INC.

                       101 California Street, Suite 4100
                        San Francisco, California 94111

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Montgomery Street Income Securities, Inc. (the "Fund") for use at the Special Meeting of Stockholders of the Fund, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 101 California Street, Suite 4100, San Francisco, California 94111, on December 11, 1998 at 9:00 a.m., Pacific time, and at any and all adjournments thereof (the "Special Meeting").

     In the description of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is.

     This Proxy Statement, the Notice of Special Meeting and the proxy cards are
first being mailed to stockholders on or about October      , 1998 or as soon as
practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Fund, 101 California Street, Suite 4100, San Francisco, California 94111 or addressed to the Fund, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200, Attn.: Manager, Proxy Department) or in person at the Special Meeting, by executing a superseding proxy or ballot or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

     The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instruc-tions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

     Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote on the Proposal, which requires the approval of a specified percentage of the outstanding shares of the Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting.

     Holders of record of the shares of the Fund at the close of business on October 19, 1998 (the "Record Date"), will be entitled to one vote per share on
all business of the Special Meeting. As of June 30, 1998, there were      shares
of the Fund outstanding.

     To the best of the Fund's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of the Fund's outstanding shares.

     Appendix 1 hereto sets forth the number of shares of the Fund owned directly or beneficially by the Directors of the Board and by John T. Packard, the President of the Fund.

     The Fund provides periodic reports to all of its stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling 1-800-552-2556 or writing the Fund, at 101 California Street, Suite 4100, San Francisco, California 94111.

                           PROPOSAL: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment adviser to and manager and administrator for the Fund pursuant to a management and investment advisory agreement entered into by the Fund and Scudder Kemper. The management and investment advisory agreement in effect between the Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as the "Former Investment Management Agreement." The management and investment advisory agreement currently in effect between the Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as the "New Investment Management Agreement," together with the Former Investment Management Agreement, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Fund by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of the Fund's management and investment advisory agreement with Scudder and the entry by the Fund into the Former Investment Management Agreement with Scudder Kemper as of December 31, 1997. The Former Investment Management Agreement between the Fund and Scudder Kemper was last approved by the Fund's Board on April 10, 1998 and by the Fund's stockholders on July 9, 1998.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London, England SW1A 1RW, which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                          [ZURICH ORGANZATIONAL CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.


     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., U.K. (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.


     Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, the Former Investment Management Agreement provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between the Fund and Scudder Kemper was approved by the Board members of the Fund and is now being proposed for approval by stockholders of the Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting the Fund to obtain stockholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, the Fund's management and investment advisory fees are being held in escrow until the earlier of stockholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. In addition, the portfolio managers for the Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.

BOARD'S RECOMMENDATION

     On July 9, 1998, the Board of the Fund, none of whose members are parties to such agreement or "interested persons" (as defined under the 1940 Act) of any such party, voted to approve the New Investment Management Agreement and to recommend its approval to the stockholders of the Fund.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     The Board members of the Fund were informed by Scudder Kemper of the announcement of the Agreement in Principle in October, 1997 and of the execution of the Merger Agreement in December, 1997.

     At the Board meeting held on July 9, 1998, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the shareholders of Zurich and B.A.T and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Scudder Kemper and the integration of the asset management business of B.A.T with Scudder Kemper. The Board members had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Board members that the proposed Transaction would not have a material effect on the operations of the Fund or on its stockholders.

     The Board of the Fund was advised by Scudder Kemper that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. Since the consummation of the Transaction, the Board of the Fund has been in compliance with this provision of
Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund.

     In evaluating the Transaction and its effect on the Fund, the Board considered (i) the assurances of Scudder Kemper that the Transaction should not affect Scudder Kemper's ability to deliver the level of services currently provided to the Fund and its stockholders and fulfill its obligations under the New Investment Management Agreement consistent with current practices, (ii) the undertaking by Scudder Kemper that no unfair burden would be imposed upon the Fund as a result of the Transaction, and (iii) the fact that the New Investment Management Agreement is on the same terms in all material respects as the Former Investment Management Agreement, except for the dates of execution and termination. The Board also considered that the New Investment Management Agreement would be reviewed again by the Board in April, 1999.

     The Board noted that it had recently approved the continuation of the Former Investment Management Agreement in April, 1998. In connection with that approval, the Board reviewed, among other information, extensive written and oral reports and compilations from the Investment Manager, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board also received a separate written and oral report from Gifford Fong Associates, an independent investment consultant engaged by the Board specializing in quantitative fixed-income investment analysis. Among the factors considered in approving the continuation of the Former Investment Management Agreement were: the long-term investment record of the Investment Manager in advising the Fund; the experience and research capabilities of the Investment Manager in fixed-income instruments, including mortgage-related securities and private placements; the relatively low expenses and expense ratio of the Fund; the Investment Manager's access to quality service providers at reasonable cost due to the size of its assets under management; the quality of the administrative services to the Fund; the experience of the Investment Manager in administering other open- and closed-end funds; the availability and responsiveness of the Investment Manager and its attention to internal controls and procedures; the extent and quality of information provided to the Board and stockholders; the continuity in the Fund's investment and administrative personnel; the financial resources of the Investment Manager and its ability to retain capable personnel; the Investment Manager's financial condition, profitability and assets under management; possible indirect benefits to the Investment Manager from serving as adviser of the Fund; and the effects of the recent alliance between the Investment Manager and Zurich.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, the Former and New Investment Management Agreements are substantially identical. Under each Investment Management Agreement, Scudder Kemper provides the Fund with continuing investment management services. Each Investment Management Agreement provides that the Investment Manager provides statistical and research facilities and services, supervises the composition of the Fund's portfolio, determines the nature and timing of changes therein and the manner of effectuating such changes, and causes the purchase and sale of portfolio securities, subject to control by the Board. In addition to providing investment management and advisory services, each Investment Management Agreement provides that the Investment Manager assists in the administration of the Fund and furnishes office space, all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance and telephone service for managing the affairs of the Fund and keeping the books and records. Each Investment Management Agreement requires the Investment Manager to arrange, if desired by the Board, for officers or employees of the Investment Manager to serve, with or without compensation from the Fund, as officers, directors or employees of the Fund.

     Each Investment Management Agreement provides that the Fund bear all expenses incurred in the operation of the Fund--except those that the Investment Manager expressly assumes in the Investment Management Agreement. Such expenses borne by the Fund include (a) all costs and expenses incident to: (i) the registration of the Fund under the 1940 Act, or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including the preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; (g) the cost and expense of engraving or printing stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the SEC and various states and other jurisdictions; (i) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of directors of the Fund who are not directors, officers or employees of the Investment Manager or its "affiliates" (as defined in the 1940 Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings;
(o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Investment Manager or its "affiliates" (as defined in the 1940 Act) relating to the valuation of portfolio securities; and (q) postage.

     In return for the services provided by the Investment Manager, and the expenses it assumes under each Investment Management Agreement, the Fund pays the Investment Manager a monthly fee which, on an annual basis, is equal to 0.50 of 1.00% of the value of the net assets of the Fund up to and including $150 million, 0.45 of 1.00% of the value of the net assets of the Fund over $150 million and up to and including $200 million, and 0.40 of 1.00% of the value of the net assets of the Fund over $200 million. During the fiscal year ended December 31, 1997, the fees paid to the Investment Manager amounted to $991,937.

     Each Investment Management Agreement provides that if expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) in any fiscal year exceed a specified expense limitation, the Investment Manager will pay the excess to the Fund. The specified limitation is 1.50% of the first $30 million of the Fund's average net assets plus 1.00% of the Fund's average net assets in excess of $30 million. Each Investment Management Agreement provides that extraordinary expenses, such as litigation expenses and the cost of issuing new shares, are excluded expenses for purposes of the expense limitations described in this paragraph and the immediately succeeding paragraph and that the Investment Manager will not be obliged to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     Each Investment Management Agreement also provides for a second expense limitation, relating to the Fund's gross income (including gains from the sale of securities without offset for losses, unpaid interest on debt securities of the Fund's portfolio, and dividends declared but not paid on equity securities in the Fund's portfolio). This limitation provides that if, for any fiscal year, the expenses of the Fund described in the preceding paragraph, less any amount payable by the Investment Manager to the Fund on account of the first expense limitation, exceed 25% of the Fund's gross income for the year, the Investment Manager will promptly pay the excess to the Fund.

     For the fiscal year ending December 31, 1997, the Fund's expenses did not exceed these limitations.

     Each Investment Management Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board, by the vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, and automatically terminates in the event of its assignment.

     Each Investment Management Agreement provides that the Investment Manager will not be liable for any acts or omissions of any predecessor adviser and neither the Investment Manager nor any director, officer, agent or employee of the Investment Manager will be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or breach of fiduciary duty. Each Investment Management Agreement also provides that the Fund will hold the Investment Manager harmless from judgments against it resulting from acts or omissions in the performance of its obligations under the Investment Management Agreement which are specifically the result of written instructions of the

President, any Vice President or a majority of the Board members of the Fund. There must, however, be an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

THE NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. The New Investment Management Agreement will be in effect for an initial term ending on July 31, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Board members who are not parties to the New Investment Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Investment Management Agreement, it will terminate. In such event, the Board will take such action as it deems to be in the best interests of the Fund and its stockholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement is substantially identical to the Former Investment Management Agreement, except for the dates of execution and termination.

INVESTMENT MANAGER

     Scudder Kemper, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, and Laurence Cheng* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn
L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. Appendix 2 includes information regarding each officer of the Fund who is associated with Scudder Kemper.

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment manage-

------------------------------

* Mythenquai 2, Zurich, Switzerland.

(#) 345 Park Avenue, New York, New York.

ment and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to the Fund. (See "Description of the Investment Management Agreements" above for information regarding the management and investment advisory fee rate, net assets and aggregate management and investment advisory fee paid for the Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

         THE BOARD MEMBERS OF THE FUND RECOMMEND THAT THE STOCKHOLDERS
                  OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the stockholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the stockholder's instructions on the Proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a stockholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 429. Any proxy given by a stockholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 1999 meeting of stockholders of the Fund, should send their written proposals to the Fund, at 101 California Street, Suite 4100, San Francisco, California 94111, by January 22, 1999. The timely submission of a proposal does not guarantee its inclusion.

     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 1999 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before April 6, 1999. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of the Fund is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Thomas F. McDonough
Thomas F. McDonough
Secretary

                                                                       EXHIBIT A
                                    FORM OF
                      NEW INVESTMENT MANAGEMENT AGREEMENT

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                   MONTGOMERY STREET INCOME SECURITIES, INC.
                                      AND
                        SCUDDER KEMPER INVESTMENTS, INC.

     AGREEMENT made as of this 7th day of September, 1998 by and between Montgomery Street Income Securities, Inc., a Maryland corporation (hereinafter called the "Fund"), and Scudder Kemper Investments, Inc., a Delaware corporation (hereinafter called the "Manager").

     WHEREAS, the Fund engages in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice; and

     WHEREAS, the Fund desires to retain the Manager to render such services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Manager desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

that in consideration of the foregoing and of the premises and covenants hereinafter contained, the Fund and the Manager agree as follows:

     1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio, to determine the nature and timing of changes therein and the manner of effectuating such changes and to cause the purchase and sale of portfolio securities, subject to overall supervision by the Fund's Board of Directors, all for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

     2.  The Manager shall, at its expense:

          (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It shall also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the business in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities which the Fund is empowered to purchase, whether or not the Fund has at any time any holdings in such industries, businesses, corporations or securities.

          (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding or disposal by the Fund of securities in which the Fund is permitted to invest in accordance with its investment objectives, policies and limitations ("Eligible Securities"), and subject to overall supervision of the Board of Directors of the Fund, arrange purchases and sales of Eligible Securities on behalf of the Fund.

          (c) Furnish to the Fund necessary assistance in, as reasonably requested by the Fund:

              (i) The preparation and filing of all reports (including Form N-SAR) now or hereafter required by Federal or other laws or regulations.

             (ii) The preparation and filing of prospectuses and registration statements (including Form N-2) and amendments thereto that may be required by Federal or other laws or by the rule or regulation of any duly authorized commission or administrative body. However, the Manager shall not be obligated to pay the costs of preparation, printing or mailing of prospectuses being used in connection with sales of the Fund's shares or otherwise, unless otherwise provided herein.

             (iii) The preparation and filing of all proxy materials.

             (iv) Making arrangements for all Board and stockholder meetings and, to the extent requested by the Board of Directors of the Fund, participating in those meetings.

             (v) The preparation and filing of quarterly, semiannual and annual reports and other communications to stockholders.

             (vi) Responding to questions and requests from stockholders, the financial press and the financial services community.

             (vii) Providing data to the various publications and services which track fund performance.

             (viii) Providing information and reports to the New York Stock Exchange and any other exchange on which the Fund's shares are listed.

             (ix) The valuation of the Fund's portfolio on a weekly basis.

             (x) The maintenance of the accounting records (including book and tax) of the Fund required by Federal and other laws and regulations.

             (xi) Providing information to and answering questions of the Fund's auditors.

             (xii) Monitoring the services, and reviewing the records, provided by the transfer agent and registrar, the dividend disbursing agent and the custodian.

          (d) Furnish the necessary personnel to provide the services set forth herein.

          (e) Furnish to the Fund office space at such place as may be agreed upon from time to time, and all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance and telephone service for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent, or custodian), and arrange, if desired by the Board of Directors of the Fund, for officers or employees of the Manager to serve, without or with compensation from the Fund, as officers, directors or employees of the Fund.

          (f) Advise the Board of Directors of the Fund promptly of any change in any senior investment or administrative personnel providing services to the Fund.

     3. Except as otherwise expressly provided herein, the Fund assumes and shall pay or cause to be paid all costs and expenses of the Fund, including, without limitation: (a) all costs and expenses incident to: (i) the registration of the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal state or other governmental agencies; (g) the cost and expense of engraving or printing of stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; (i) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of directors of the Fund who are not directors, officers or employees of the Manager or its "affiliates" (as defined in the Investment Company Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings; (o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Manager or its "affiliates" (as defined in the Investment Company Act) relating to the valuation of portfolio securities; and
(q) postage.

     4. The Fund agrees to pay to the Manager, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $150 million; .45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and
 .40 of 1% of the value of the net assets of the Fund over $200 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to the date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination, and the fee for such period and for the period from the effective date of this Agreement through the end of the month in which the effective date falls will be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed.

     5. (a) In the event the expenses of the Fund, including amounts payable to the Manager pursuant to paragraph 4 hereof (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed one and one-half percent (1 1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of $30,000,000, in each case computed by dividing (i) the sum of the net asset values of the Fund as of the last business day of each week of such fiscal year or of each week during such fiscal year during which this Agreement was in effect, as the case may be, by (ii) the number of weeks of such fiscal year or the number of weeks (including a partial week) during which the Agreement is in effect during such fiscal year, as the case may be, the Manager shall pay to the Fund the amount of such excess as soon as practicable after the end of such fiscal year, and in all events prior to the publication of the annual report of the Fund for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     (b) At the end of each month of each fiscal year of the Fund, the Manager shall review the expenses of the Fund as outlined in subparagraph (a) of this paragraph 5 which have accrued to and including the period ending with such month and shall estimate such contemplated expenses to the end of such fiscal year. If, as a result of such review and estimate, it appears likely that the expense limitation provided for in subparagraph (a) of this paragraph 5 will be exceeded for such fiscal year, the Manager's fee for such month, as provided in paragraph 4 hereof, shall be reduced, subject to later adjustment, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the year including the month just ending) of the amount by which the sum of such expenses of the Fund for such fiscal year are expected to exceed the expense limitation.

     (c) If, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, the expenses of the Fund which are includable within the expense limitation described in subparagraph (a) of this paragraph 5 (but reduced by an amount, if any, payable by the Manager pursuant to subparagraph
(a) of this paragraph 5), exceed twenty-five percent (25%) of the gross income of the Fund for such fiscal year, the Manager will pay the amount of such excess to the Fund promptly and in all events prior to the publication of the Fund's annual report for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year. For purposes of this subparagraph (c), "gross income of the Fund" shall include, but not be limited to, gains from the sale of securities, without offset or deduction for losses from the sale of securities, unpaid interest on debt securities in the Fund's portfolio, accrued to and including the last day of such fiscal year, and dividends declared but not paid on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year.

     6. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to engage in any other business or to render investment advisory or management services of any kind to any other corporation, firm, trust, individual or association, including any other investment company, so long as its services hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

     7. Subject to paragraph 8 hereof, the Manager shall not be responsible for any action of the Board of Directors of the Fund or any committee thereof in following or declining to follow any advice or recommendation of the Manager. The Manager shall be entitled to rely on express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund.

     8. Neither the Manager, nor any director, officer, agent or employee of the Manager shall be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. The Fund will hold the Manager harmless against judgments, but not expenses of defense or settlements, rendered against the Manager which (a) result from specific actions or omissions by the Manager in respect of the performance of its obligations hereunder, which specific acts or omissions occur as a result of express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund, and (b) arise in actions in which there is an express finding that such specific acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duty.

     9. The Manager shall not be liable or responsible for any acts or omissions of any predecessor manager or of any other persons having responsibility for matters to which this Agreement relates, nor shall the Manager be responsible for reviewing any such acts or omissions. The Manager shall, however, be liable for its own acts and omissions subsequent to assuming responsibility under this Agreement as herein provided.

     10. This Agreement shall remain in effect until July 31, 1999, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year to year thereafter provided its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Directors of the Fund, and by a majority of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, which vote must be cast in person at a meeting called for the purpose of voting on approval of the terms of this Agreement and its continuance; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Manager either by majority vote of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Manager may terminate this Agreement without payment of penalty on sixty days' written notice to the Fund. All notices or communications hereunder shall be in writing and if sent to the Manager shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Manager at 345 Park Avenue, New York, New York 10154, Attn: Kathryn L. Quirk, or at such other address as the Manager shall have communicated in writing to the Fund, and if sent to the Fund shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Fund at 101 California Street, Suite 4100, San Francisco, California 94111, Attn: John Packard, or at such other address as the Fund shall have communicated in writing to the Manager.

     11. For purposes of this Agreement, a "majority of the outstanding voting securities of the Fund" shall be determined in accordance with the applicable provisions of the Investment Company Act.

     12. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the Investment Company Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in San Francisco, California.

                                MONTGOMERY STREET INCOME
                                SECURITIES, INC.

                                By:
                                    ----------------------------
                                    President

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                                    ----------------------------

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
U.S. INCOME FUNDS
 Scudder Corporate Bond Fund    A high level of current income  0.650% of net assets                N/A*
                                through investment primarily
                                in investment-grade corporate
                                debt securities.
 Scudder GNMA Fund              High current income primarily   0.650% to $200 million    $  392,444,820
                                from U.S. Government            0.600% next $300 million
                                guaranteed mortgage-backed      0.550% thereafter
                                Ginnie Mae securities.
 Scudder High Yield Bond Fund   A high level of current income  0.700% of net assets++    $  176,221,237
                                and, secondarily, capital
                                appreciation through
                                investment primarily in below
                                investment-grade domestic debt
                                securities.
 Scudder Income Fund            A high level of income,         0.650% to $200 million    $  695,255,717
                                consistent with the prudent     0.600% next $300 million
                                investment of capital, through  0.550% thereafter
                                a flexible investment program
                                emphasizing high-grade bonds.
 Scudder Short Term Bond Fund   High level of income            0.600% to $500 million    $1,165,531,162
                                consistent with a high degree   0.500% next $500 million
                                of principal stability by       0.450% next $500 million
                                investing primarily in high     0.400% next $500 million
                                quality short-term bonds        0.375% next $1 billion
                                                                0.350% thereafter
 Scudder Zero Coupon 2000 Fund  As high an investment return    0.600% of net assets++    $   20,453,972
                                over a selected period as is
                                consistent with investment in
                                U.S. Government securities and
                                the minimization of
                                reinvestment risk.
ASSET ALLOCATION FUNDS
 Scudder Pathway Conservative   Current income and,             There will be no fee as   $   16,971,681
   Portfolio                    secondarily, long term growth   the Manager will receive
                                of capital by investing         a fee from the
                                substantially in Scudder bond   underlying funds.
                                mutual funds, but will have
                                some exposure to Scudder
                                equity mutual funds.
CLOSED-END FUNDS
 Scudder Global High Income     High level of current income    1.200% of net assets      $   80,721,844
   Fund, Inc. (formerly The     and, secondarily, capital
   Latin America Dollar Income  appreciation through
   Fund, Inc.)                  investment principally in
                                dollar-denominated Latin
                                American debt instruments.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
INSURANCE PRODUCTS
 Scudder Variable Life          High level of income from a     0.475% of net assets      $   81,387,032
   Investment Fund Bond         high quality portfolio of
   Portfolio                    bonds.
AARP FUNDS
 AARP Bond Fund for Income      High level of current income,   0.350% to $2 billion      $   58,324,146
                                consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                long term bond mutual funds,    0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in investment-grade debt        0.250% next $3 billion
                                securities.                     0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.280% of net assets
 AARP Diversified Income with   Current income with modest      There will be no fee as   $   43,446,418
   Growth Portfolio             long term appreciation through  the manager will receive
                                investment primarily in AARP    a fee
                                bond mutual funds.

------------------------------
 + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

++ Subject to waivers and/or expense limitations.

 * Fee information is not available for Scudder Corporate Bond Fund, which commenced operations on August 31, 1998.

                                 KEMPER FUNDS+

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
ASSET ALLOCATION FUNDS
 Kemper Horizon 5 Portfolio    Income consistent with         0.580% to $250 million    $   55,335,000
                               preservation of capital and,   0.550% next $750 million
                               secondarily, growth of         0.530% next $1.5 billion
                               capital.                       0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
INCOME FUNDS
 Kemper Adjustable Rate U.S.   High current income            0.550% to $250 million    $   81,967,000
   Government Fund             consistent with low            0.520% next $750 million
                               volatility of principal.       0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Diversified Income     High current return.           0.580% to $250 million    $  861,543,000
   Fund                                                       0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper High Yield Fund        The highest level of current   0.580% to $250 million    $4,939,302,000
                               income from a professionally   0.550% next $750 million
                               managed, diversified           0.530% next $1.5 billion
                               portfolio of fixed income      0.510% next $2.5 billion
                               securities consistent with     0.480% next $2.5 billion
                               reasonable risk.               0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper High Yield             Total return through high      0.650% to $250 million    $   16,188,000
   Opportunity Fund            current income and capital     0.620% next $750 million
                               appreciation.                  0.600% next $1.5 billion
                                                              0.580% next $2.5 billion
                                                              0.550% next $2.5 billion
                                                              0.530% next $2.5 billion
                                                              0.510% next $2.5 billion
                                                              0.490% thereafter
 Kemper Income and Capital     As high a level of current     0.550% to $250 million    $  613,470,000
   Preservation Fund           income as is consistent with   0.520% next $750 million
                               preservation of capital.       0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
 Kemper Short-Intermediate     High current income and        0.550% to $250 million    $  171,400,000
   Government Fund             preservation of capital, with  0.520% next $750 million
                               equal emphasis, from a         0.500% next $1.5 billion
                               portfolio primarily            0.480% next $2.5 billion
                               consisting of short-and        0.450% next $2.5 billion
                               intermediate-term U.S.         0.430% next $2.5 billion
                               Government securities.         0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper U.S. Government        High current income,           0.450% to $250 million    $3,642,027,000
   Securities Fund             liquidity and security of      0.430% next $750 million
                               principal.                     0.410% next $1.5 billion
                                                              0.400% next $2.5 billion
                                                              0.380% next $2.5 billion
                                                              0.360% next $2.5 billion
                                                              0.340% next $2.5 billion
                                                              0.320% thereafter
 Kemper U.S. Mortgage Fund     Maximum current return from    0.550% to $250 million    $2,497,825,000
                               U.S. Government securities.    0.520% next $750 million
                                                              0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
CLOSED-END FUNDS
 Kemper High Income Trust      Highest current income         0.850% of net assets(1)   $  222,919,000
                               obtainable consistent with
                               reasonable risk with capital
                               gains secondary.
 Kemper Strategic Income Fund  High current income by         0.850% of net assets(1)   $   53,129,000
                               investing its assets in a
                               combination of lower-rated
                               corporate fixed-income
                               securities, fixed-income
                               securities of emerging market
                               and other foreign issuers
                               and, fixed-income securities
                               of the U.S. Government and
                               its agencies and
                               instrumentalities and private
                               mortgage-backed issuers.
 Kemper Strategic Municipal    High level of current income   0.600% of net assets(1)   $  130,895,000
   Income Trust                exempt from federal income
                               tax by investing in a
                               diversified portfolio of
                               tax-exempt municipal
                               securities.

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
ANNUITY PRODUCTS
 Kemper Horizon 5 Portfolio    Income consistent with         0.600% of net assets      $   14,258,000
                               preservation of capital, and
                               secondarily, growth.
 Kemper Investment Grade Bond  High current income by         0.600% of net assets      $   15,504,000
   Portfolio                   investing primarily in a
                               diversified portfolio of
                               investment grade debt
                               securities.

------------------------------
+ The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 (1) Based on average weekly net assets.

                                                                      APPENDIX 1

                         FUND SHARES OWNED BY DIRECTORS

                                [TO BE PROVIDED]

                                                                      APPENDIX 2

                              OFFICERS ASSOCIATED
                              WITH SCUDDER KEMPER

         NAME              POSITION WITH TRUST          ASSOCIATION WITH SCUDDER KEMPER
         ----              -------------------          -------------------------------
John T. Packard           President                 Managing Director of Scudder Kemper
Daniel Pierce             Vice President            Managing Director of Scudder Kemper
Bruce H. Goldfarb         Vice President,           Senior Vice President of Scudder Kemper
                          Assistant Secretary
Thomas F. McDonough       Vice President,           Senior Vice President of Scudder Kemper
                          Secretary, Assistant
                          Treasurer
Kathryn L. Quirk          Vice President,           Managing Director, Chief Legal Officer,
                          Assistant Secretary       Chief Compliance Officer, Secretary of
                                                    Scudder Kemper
Stephen A. Wohler         Vice President            Managing Director of Scudder Kemper
John R. Hebble            Treasurer                 Senior Vice President of Scudder Kemper

                                  [BACK COVER]

     For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.

PROXY              MONTGOMERY STREET INCOME SECURITIES, INC.               PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               SPECIAL MEETING OF STOCKHOLDERS--DECEMBER 11, 1998


    The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Montgomery Street Income Securities, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 101 California Street, Suite 4100, San Francisco, California 94111, on Friday, December 11, 1998 at 9:00 a.m., Pacific time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper Investments, Inc., recommend that you vote FOR the item.


To approve a the new management and investment advisory agreement between the Fund and Scudder Kemper Investments, Inc.


            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           [CONTINUED ON OTHER SIDE]

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------
                                                 (Signature of Stockholder)

                                             -----------------------------------
                                             (Signature of joint owner, if any)

                                             Dated ---------------------- , 1998

             PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                            NO POSTAGE IS REQUIRED.